UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under §240.14a-12

BONE BIOLOGICS CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 11, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Bone Biologics Corporation for the fiscal year ended December 31, 2025 (the “Annual Meeting”), to be held at 11:00 a.m. Eastern Time on Tuesday, August 11, 2026, at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Directions to our corporate headquarters are available at www.bonebiologics.com.

The Annual Meeting is being held for the following purposes, which are more fully described in the accompanying proxy statement:

●	To elect four directors to our Board of Directors;

●	To approve, in an advisory (non-binding) vote, our executive officer compensation;

●	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board of Directors has fixed the close of business on June 12, 2026, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only our stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

We are pleased to take advantage of the Securities and Exchange Commission’s “e-proxy” rules that allow public companies to furnish proxy materials to stockholders via the Internet. The “e-proxy” rules remove the requirement for public companies to automatically send stockholders a full, printed copy of proxy materials and allow them instead to deliver to their stockholders a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) and to provide online access to the documents. The Notice and Access Card contains instructions on how to access those documents and to cast your vote via the Internet. The Notice and Access Card also contains instructions on how to request a paper copy of our proxy materials and our 2025 Annual Report. We believe that this process allows us to provide our stockholders with the information they need on a timelier basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

We made this proxy statement and our 2025 Annual Report to stockholders for the fiscal year ended December 31, 2025, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission, available to stockholders on or about July 2, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2026:

The proxy statement, proxy card and 2025 Annual Report to stockholders for the fiscal year ended December 31, 2025, are available at the following website: www.bonebiologics.com/investor-relation. These documents are also available to any stockholder who wishes to receive a paper copy by calling 866-870-3684, visiting www.investorelections.com/BBLG or emailing paper@investorelections.com.

By Order of the Board of Directors,

/s/ Bruce Stroever
Bruce Stroever
Chairman of the Board of Directors

July 2, 2026

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THE PROXY/VOTING INSTRUCTION CARD. IF GIVEN, YOU MAY REVOKE YOUR PROXY BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT AND PROXY/VOTING INSTRUCTION CARD.

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BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on August 11, 2026

The Annual Meeting

This proxy statement is being furnished to the stockholders of Bone Biologics Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Annual Meeting of stockholders to be held at 11:00 a.m. Eastern Time on Tuesday, August 11, 2026 (the “Annual Meeting”), at Bone Biologics Corporation offices, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803, and at any adjournments or postponements thereof. Directions to our corporate headquarters are available at www.bonebiologics.com.

The Annual Meeting is being held for the following purposes, which are more fully described in this proxy statement:

●	To elect four directors to our Board;

●	To approve, in an advisory (non-binding) vote, our executive officer compensation;

●	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

●	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Stockholders of the Company as of June 12, 2026, the Record Date, may vote in one of the following four ways: (1) by Internet at www.proxypush.com/BBLG, we encourage you to vote this way, (2) by touch tone telephone: call toll-free at 1-866-883-3382, (3) by completing, signing, dating and returning your proxy card, if you requested a printed copy of the proxy materials, and (4) at the Annual Meeting. It is important that you vote your shares whether or not you attend the Annual Meeting in person. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card or completed your proxy on the Internet. Only the latest vote you submit will be counted. Shares represented by proxy will be voted in accordance with the instructions you provide to the individuals named on the proxy. If you provide no instruction, the shares will be voted for all of the proposals.

NO MATTER WHAT METHOD YOU ULTIMATELY DECIDE TO USE TO VOTE YOUR SHARES, WE URGE YOU TO VOTE PROMPTLY.

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about July 2, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”). Our proxy materials, including the Notice of 2026 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2025 Annual Report to stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “2025 Annual Report”), will be mailed or made available to stockholders on the Internet on the same date.

Record Date; Shares Entitled To Vote; Vote Required To Approve the Transaction

The Board has fixed the close of business on June 12, 2026 (the “Record Date”), as the date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, 1,795,260 shares of our common stock, par value $0.001 per share (“Common Stock”) were issued and outstanding, and pursuant to our Amended and Restated Bylaws, as amended (the “Bylaws”), each outstanding share of Common Stock is entitled to one vote on each matter submitted to vote at a meeting of our stockholders.

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At least one-third of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. In the absence of a quorum, the Annual Meeting may be postponed from time to time until stockholders holding the requisite number of shares of our Common Stock are represented in person or by proxy. Broker non-votes and abstentions will be counted towards a quorum at the Annual Meeting.

Solicitation, Voting and Revocation of Proxies

This solicitation of proxies is being made by our Board, and our Company will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by directors, officers and employees of our Company, who will not receive any additional compensation for such solicitation activities. We have retained Advantage Proxy, Inc. (“Advantage”) to assist in the proxy solicitation process. We have agreed to pay Advantage $5,000. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Shares of our Common Stock represented by a proxy received at or prior to the Annual Meeting, unless properly revoked, will be voted in accordance with the instructions on the proxy. If a proxy card is signed and returned without any voting instructions, shares of our Common Stock represented by the proxy card will be voted “FOR” the proposals described in this proxy statement, and in accordance with the determination of the majority of our Board, as to any other matter which may properly come before the Annual Meeting, including any adjournment or postponement thereof. A stockholder may revoke any proxy given pursuant to this solicitation by: (i) submitting a later-dated vote by internet or telephone by 11:59 p.m., Eastern Time, on August 10, 2026 (only your latest internet or telephone vote will be counted); (ii) delivering to our corporate secretary, at or prior to the Annual Meeting, a duly executed proxy card relating to the same shares and bearing a later date; (iii) delivering to our Corporate Secretary a timely written notice that you are revoking your proxy, which must be received no later than August 10, 2026 or (iv) voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy. All written notices of revocation and other communications with respect to the revocation of a proxy should be addressed to:

BONE BIOLOGICS CORPORATION

2 Burlington Woods Drive, Ste 100

Burlington, MA 01803

Attention: Corporate Secretary

Our Board is not aware of any business to be acted upon at the Annual Meeting other than consideration of the proposals described herein.

Internet and Telephone Voting

In addition to marking, signing, dating and mailing the enclosed proxy card, you may vote over the Internet or by telephone. Voting via the Internet and telephone is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote via the Internet or telephone, instructions to do so are set forth on the Notice and Access Card. If you own your shares in your own name, you can vote via the Internet or telephone in accordance with the instructions provided on the Notice and Access Card. If your shares are held in “street name” by a bank, broker or other nominee, please contact your broker or other organization regarding how to revoke your instructions and change your vote. You may change your vote by submitting a later-dated vote on the internet or by telephone, if offered, or by participating in the Annual Meeting and submitting a later vote during the meeting. You may also be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Annual Meeting if you intend to vote shares held in “street name” at the Annual Meeting.

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If you vote via the Internet or telephone, you do not have to mail in a proxy card, but your vote must be received by 11:59 p.m., Eastern Time, on August 10, 2026.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND ANNUAL MEETING

Q:	WHAT IS THIS PROXY STATEMENT AND WHY AM I RECEIVING A NOTICE AND ACCESS CARD?

A:

You are receiving a Notice and Access Card in connection with the Annual Meeting of stockholders called by our Board in connection with soliciting stockholder votes for the purpose of (i) electing four directors to our Board to serve for a term ending on the date of the next Annual Meeting of stockholders following the date such persons are elected as directors, or until their successors are duly elected and qualified; (ii) approving in an advisory (non-binding) vote, our executive officer compensation; and (iii) ratifying the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; in each case, as more fully described in this proxy statement. You have been sent the Notice and Access card because our Board is soliciting your proxy to vote at the Annual Meeting called for the purpose of voting on the foregoing matters.

We are making these proxy materials available to stockholders on or about July 2, 2026.

Q:	WHY DID I RECEIVE A NOTICE AND ACCESS CARD INSTEAD OF A FULL SET OF PROXY MATERIALS?

A:

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice and Access Card was mailed to holders of record and beneficial owners of our Common Stock starting on or about July 2, 2026. The Notice and Access Card provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2026 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2025 Annual Report, on the website referred to in the Notice and Access Card or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice and Access Card also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice and Access Card and our Notice of 2026 Annual Meeting of Stockholders, this proxy statement and our 2025 Annual Report are available on our website, at www.bonebiologics.com/investor-relation.

Additionally, upon written request by a stockholder, we will furnish a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and the financial statement schedules, free of charge, except that copies of any exhibit to that report will be furnished once the requesting stockholder has paid our reasonable expenses in furnishing the exhibit. Please direct any written requests to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Stockholders may also view our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 in the Investors section of our website, at www.bonebiologics.com/investor-relation. No other information contained on our website is incorporated by reference in, or considered to be a part of, this proxy statement.

Q:	WHAT INFORMATION IS CONTAINED IN THIS PROXY STATEMENT?

A:	The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and named executive officers, and certain other required information.

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Q:	WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING, AND WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSALS?

A:	Only holders of shares of our Common Stock, as of the Record Date, are entitled to vote at the Annual Meeting. As of June 12, 2026, the Record Date, there were 1,795,260 shares of our Common Stock issued and outstanding, and entitled to notice of and to vote at the Annual Meeting. For all matters each outstanding share of our Common Stock will be entitled to one vote on each matter. Pursuant to our Bylaws, at least one-third of the issued and outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The table below shows the vote required to approve each of the proposals described in this proxy statement, assuming the presence of a quorum, in person or by proxy, at the Annual Meeting.

Proposal	Description	Vote Required(1)
One	Election of the four directors	Plurality of the votes cast at the Annual Meeting(2)

Two	Approval, in an advisory (non-binding) vote, our executive officer compensation	Affirmative vote of the majority of votes cast on the proposal (3)

Three	To ratify the appointment of Weinberg & Company, P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Affirmative vote of the majority of votes cast on the proposal (4)

(1)	Because abstentions and broker non-votes are not considered votes cast, abstentions and broker non-votes will have no effect on any of the proposals at the Annual Meeting.
(2)	Our stockholders elect directors by a plurality vote, which means that the director nominees receiving the most votes will be elected. A vote to “withhold” will have no effect on the election of director nominees because the nominees who receive the highest number of “for” votes are elected, and since the nominees are running unopposed they only need a single “for” vote to be elected.
(3)	The advisory vote to approve the compensation of our named executive officers is not binding upon our Board or the Compensation Committee of our Board. However, the Board and the Compensation Committee will consider the outcome of this vote when making future compensation decisions.
(4)	We are presenting the appointment of Weinberg & Company, P.A. to our stockholders for ratification. The Audit Committee of our Board will consider the outcome of this vote in its future discussions regarding the appointment of our independent registered public accounting firm.

Beneficial Owner. For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. We anticipate Proposal three is a routine matter on which brokers may vote.

Q:	WHO COUNTS THE VOTES?

A:	Equiniti Trust Company, LLC has been appointed inspector of election by the Company and will tabulate votes at the Annual Meeting.

Q:	DOES OUR BOARD RECOMMEND VOTING “FOR” THE PROPOSALS?

A:	Yes. Our Board unanimously recommends that our stockholders vote “FOR” each of the four director nominees in this proxy statement, and “FOR” Proposals two and three.

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Q:	HOW MAY I VOTE ON THE PROPOSALS IF I OWN SHARES IN MY OWN NAME?

A:	If you own your shares in your own name, you may vote on the proposals presented in this proxy statement in one of the following four ways whether or not you plan to attend the Annual Meeting: (1) by Internet at www.proxypush.com/BBLG, we encourage you to vote this way, (2) by touch tone telephone: call toll-free at 1-866-883-3382, (3) by completing, signing, dating and returning your proxy card, if you requested a printed copy of the proxy materials, and (4) at the Annual Meeting. It is important that you vote your shares whether or not you attend the meeting in person. If you provide no instructions on your proxy card, the shares will be voted “FOR” (i) the election of four nominees listed on the proxy card; (ii) the approval, in an advisory (non-binding) vote, our executive officer compensation; and (iii) ratifying the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. In the event other business properly comes before the Annual Meeting or at any adjournment or postponement of the meeting, the individuals named in the proxy will vote the shares represented by the proxy in their discretion.

Q:	HOW MAY I VOTE ON THE PROPOSALS IF MY SHARES ARE HELD IN “STREET NAME” BY MY BROKER, BANK OR OTHER NOMINEE?

A:

If on the Record Date, your shares of our Common Stock were held in an account at a brokerage firm, bank, dealer or other similar organization, which we collectively refer to as a broker, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by that organization along with a voting instruction card. As a beneficial owner, you must vote your shares in the manner prescribed by your broker. Your broker has enclosed or otherwise provided a voting instruction card for you to use in directing the broker how to vote your shares. Your shares will be voted as you indicate. Check the voting instruction card used by that organization to see if it offers internet or telephone voting.

If you hold your shares in street name, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person at the Annual Meeting you may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the meeting.

Brokerage firms do not have authority to vote shares for which their customers do not provide voting instructions except with respect to the ratification of Weinberg & Company, P.A. which is considered a routine matter. A broker, banker or other nominee no longer has discretion to vote for or against the other proposals in this proxy statement which are considered non-routine matters. Accordingly, we encourage you to provide instructions to your brokerage firm on how to vote your shares.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Annual Meeting if you intend to vote shares held in “street name” at the Annual Meeting.

Q:	CAN I CHANGE MY MIND AND REVOKE MY PROXY?

A:	Yes. If you are a stockholder of record, you may change your vote at any time before the polls close at the meeting. You may do this by (i) submitting a later-dated vote by internet or telephone; (ii) delivering to our Corporate Secretary, at or prior to the Annual Meeting, a duly executed proxy card relating to the same shares and bearing a later date; (iii) delivering to our Corporate Secretary a timely written notice that you are revoking your proxy, which must be received no later than August 10, 2026 or (iv) voting in person at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. If you voted by Internet or telephone, you may change your vote at any time up until 11:59 p.m., Eastern Time, on August 10, 2026, by resubmitting a new vote by Internet or telephone. Your last vote will be the one which is used for voting purposes. If you hold your shares in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee. You may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Annual Meeting if you intend to vote shares held in “street name” at the Annual Meeting.

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Q:	CAN I VOTE MY SHARES IN PERSON?

A:	Yes. The Annual Meeting is open to all holders of our Common Stock as of the Record Date. To vote in person, you will need to attend the meeting and bring with you evidence of your stock ownership. If your shares are registered in your name, you will need to bring valid picture identification. If your shares are held in the name of your broker, bank or another nominee or you received your proxy materials electronically, you will need to bring evidence of your stock ownership, such as your most recent brokerage account statement, and valid picture identification, and may be instructed to obtain a legal proxy from your broker, bank or other nominee and to submit a copy in advance of the Annual Meeting.

Q:	CAN I OBTAIN A STOCKHOLDER LIST?

A:	Yes. A stockholder list will be available for examination by our stockholders at our principal executive offices at 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803 during ordinary business hours throughout the ten-day period prior to the Annual Meeting for any purpose germane to the Annual Meeting.

Q:	HOW CAN I FIND OUT THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q:	DO I HAVE DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS?

A:	No. Under Delaware law, “dissenters’ rights” are not available in connection with the proposals presented in this proxy statement.

Q.	HOW MAY I REQUEST A SINGLE SET OF PROXY MATERIALS FOR MY HOUSEHOLD?

A:	If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write us to request delivery of a single copy of these materials. Written requests should be made to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803.

Q.	WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive.

Q.	WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE ANNUAL MEETING?

A:	Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

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Q.	IS MY VOTE CONFIDENTIAL?

A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

Q.	WHO IS PAYING FOR THIS PROXY SOLICITATION?

A:	Our Board is making this solicitation, and we will pay the entire cost of the proxy solicitation. In addition to solicitation by mail, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Advantage to assist in proxy solicitation and collection at a cost of $5,000. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSAL ONE – ELECTION OF DIRECTORS

Our Board currently has four directors. The Board proposes that all of the nominees listed below, each of whom currently serves on the Board, be elected as directors to serve for a term ending on the date of the next annual meeting of stockholders following the date such persons are elected as directors, and until their successors are duly elected and qualified. The Nominating and Corporate Governance Committee has approved and recommended for election as directors at the Annual Meeting the nominees described in this proxy statement.

Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Name	Age	Position
Bruce Stroever	76	Chairman of the Board of Directors
Siddhesh Angle	42	Director
Robert Gagnon	52	Director
Phil Meikle	62	Director

The biographies and work experience of each of our nominees for directors is set forth below under “Directors and Executive Officers.”

Vote Required and Recommendation of Board

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

The Board Recommends a Vote “For” Each of the Nominees Listed Above.

PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to endorse or not endorse our executive pay practices. This vote is intended to provide an overall assessment of our executive compensation program rather than focus on any specific item of compensation. The goal for our executive compensation program is to motivate and retain highly-talented executives who are critical to the successful implementation of our strategic business plan.

At our 2023 annual meeting of stockholders, our stockholders approved that we hold this non-binding, advisory vote on executive compensation every year. Our Board subsequently adopted this preference, and we are providing our stockholders with a say-on-pay vote this year.

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We invite you to consider the details of our executive compensation program provided in the tables and narrative discussion relating to the program. These will provide you with the individual elements of our compensation program and allow you to view the trends in compensation for the years presented.

We request stockholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosures include the compensation tables and the narrative discussion pertaining to compensation. As an advisory vote, this proposal is not binding upon our Board or us. However, we expect that our Compensation Committee, which is responsible for designing and administering our executive compensation program, will consider the outcome of the vote when making future compensation decisions for our named executive officers. Accordingly, we are asking you to approve the following resolution:

RESOLVED, that the compensation paid to the named executive officers of Bone Biologics Corporation, as disclosed in the 2026 Proxy Statement of Bone Biologics Corporation pursuant to Item 402 of SEC Regulation S-K, including the compensation tables and narrative discussion, hereby is approved.

The Board unanimously recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers. Proxies received will be so voted unless stockholders vote otherwise via the Internet or specify otherwise in their completed and returned proxy cards.

PROPOSAL THREE – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

General

The Audit Committee of our Board has appointed Weinberg & Company, P.A. (“Weinberg & Company”) to act as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and recommends that our stockholders vote to ratify such appointment. Representatives of Weinberg & Company are not expected to be present at the Annual Meeting.

Stockholder ratification of the selection of Weinberg & Company is not required by our Bylaws or otherwise. However, the Board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify this appointment, the Audit Committee may, but is not required to, reconsider whether to retain Weinberg & Company. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

	2025	2024
Audit Fees	$111,155	$89,108
Audit Related Fees	36,000	89,620
Tax fees	-	-
All other fees	-	-
Total	$147,155	$178,728

Audit Fees

Audit fees during the years ended December 31, 2025 and 2024 were for professional services rendered for the audit of our annual consolidated financial statements, for the reviews of our quarterly financial statements, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

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Audit Related Fees

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”

Tax Fees

There were no fees billed to us by Weinberg & Company, P.A. for services that are reasonably related to the performance of tax compliance, tax advice, and tax planning.

All Other Fees

There were no fees billed to us by Weinberg & Company, P.A. for services not set forth above.

Our Audit Committee has determined that the services provided by Weinberg & Company are compatible with maintaining the independence of Weinberg & Company as our independent registered public accounting firm.

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by our independent registered public accounting firm. The policies and procedures provide that management and our independent registered public accounting firm jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. For each proposed service, management must provide a detailed description of the service and the projected fees and costs (or a range of such fees and costs) for the service. The policies and procedures require management and our independent registered public accounting firm to provide quarterly updates to the Audit Committee regarding services rendered to date and services yet to be performed. All of the services provided and fees charged by Weinberg & Company were approved by our Audit Committee.

Vote Required and Recommendation of Board

Under Delaware law and pursuant to our Bylaws, the proposal to ratify Weinberg & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026, will be approved by the affirmative vote of the majority of the votes cast on the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF WEINBERG & COMPANY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information, as of June 12, 2026, regarding the beneficial ownership of our Common Stock by:

●	each person known by us to be a beneficial owner of more than five percent of our outstanding Common Stock;
●	each of our directors and director nominee;
●	each of our named executive officers; and
●	all directors and executive officers as a group.

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The amounts and percentage of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

Name of Beneficial Owner or Identity of Group	Shares(1)		Percentage

5% or greater stockholders:

Intracoastal Capital LLC(2)	199,251		9.9%

Executive Officers and Directors(3):

Jeffrey Frelick	26,047	(4)	1.4%
Sid Angle	17,438	(5)	1.0%
Bruce Stroever	17,425	(6)	1.0%
Deina H. Walsh	13,158	(7)	*
Robert E. Gagnon	16,939	(8)	*
Phil Meikle	15,183	(9)	*

Total Officers and Directors as a Group (6 persons)	106,190	(10)	5.6%

* Represents beneficial ownership of less than 1% of our outstanding Common Stock.

(1)	Based on 1,795,260 outstanding shares. The number of shares issued and outstanding that was used to calculate the percentage ownership of each listed person includes the shares underlying convertible debt, stock options and warrants that are exercisable within 60 days from our report date.
(2)	This information is based on a Schedule 13G/A filed with the SEC on November 7, 2025 by Intracoastal Capital LLC (“Intracoastal”), Daniel B. Asher and Mitchell P. Kopin, which reports shared voting and dispositive power of 199,251 shares of common stock issuable upon exercise of a warrant held by Intracoastal (the “Warrant”), based on 1,795,260 shares of common stock outstanding as of August 14, 2025, plus 199,251 shares of common stock issuable upon the exercise of the Warrant. Due to certain beneficial ownership blockers, the foregoing excludes (i) 50,749 shares of common stock issuable upon exercise of the Warrant, (ii) 250,000 shares of common stock issuable upon exercise of a second warrant held by Intracoastal, (iii) 5 shares of common stock issuable upon exercise of a third warrant held by Intracoastal, (iv) 6,185 shares of common stock issuable upon exercise of a fourth warrant held by Intracoastal, (v) 32,552 shares of common stock issuable upon exercise of a fifth warrant held by Intracoastal, and (vi) 32,552 shares of common stock issuable upon exercise of a sixth warrant held by Intracoastal. Without such blocker provisions, each of the reporting persons may have been deemed to have beneficial ownership of 571,294 shares of common stock. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 1011 Lake Street, Suite 311, Oak Park, Illinois 60301.
(3)	Except as indicated by footnote, the address for our executive officers and directors is 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803.
(4)	Includes 25,687 shares underlying stock options exercisable within 60 days.
(5)	Includes 17,438 shares underlying stock options exercisable within 60 days.
(6)	Includes 17,425 shares underlying stock options exercisable within 60 days.
(7)	Includes 12,845 shares underlying stock options exercisable within 60 days.
(8)	Includes 16,939 shares underlying stock options exercisable within 60 days.
(9)	Includes 15,183 shares underlying stock options exercisable within 60 days.
(10)	Consists of 673 shares and 105,517 shares underlying stock options exercisable within 60 days.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table and biographical summaries set forth information, including principal occupation and business experience, about our directors and executive officers as of the date of this proxy statement:

The following table and biographical summaries set forth information, including principal occupation and business experience, about our directors and executive officers as of the date of this proxy statement:

Name	Age	Position
Jeffrey Frelick	60	Chief Executive Officer and President
Deina H. Walsh	61	Chief Financial Officer
Bruce Stroever	76	Chairman of the Board of Directors
Siddhesh Angle	42	Director
Robert Gagnon	52	Director
Phil Meikle	62	Director

Jeffrey Frelick: Chief Executive Officer and President

Jeffrey Frelick serves as our President and Chief Executive Officer, bringing more than 35 years of leadership, operational, and investment experience in the life science industry. He joined Bone Biologics in 2015 as our Chief Operating Officer and assumed his current role in June 2019. Prior to Bone Biologics, Mr. Frelick spent 15 years on Wall Street as a sell-side analyst following the med-tech industry at investment banks Canaccord Genuity, ThinkEquity and Lazard. He also previously worked at Boston Biomedical Consultants where he provided strategic planning assistance, market research data and due diligence for diagnostic companies. He began his career at Becton Dickinson in sales and sales management positions after gaining technical experience as a laboratory technologist with Clinical Pathology Facility. Mr. Frelick received a B.S. in Biology from University of Pittsburgh and an M.B.A. from Suffolk University’s Sawyer Business School.

Deina H. Walsh: Chief Financial Officer

Deina Walsh has served as our Chief Financial Officer since November 2014. She is a certified public accountant and was the owner/founder of DHW CPA, PLLC, a public accounting firm. Prior to forming her firm, Ms. Walsh spent 13 years at a public accounting firm where, as a partner, she was actively responsible for leading firm audit engagements of publicly held entities in accordance with PCAOB standards and compliance with SEC regulations, including internal control requirements under Section 404 of the Sarbanes-Oxley Act. Ms. Walsh had a global client base including entities throughout the United States, Canada and China. These entities encompass a diverse range of industries including manufacturing, wholesale, life sciences, pharmaceuticals, and technology. Her experience includes work with start-up companies and well-established operating entities. She has assisted many entities seeking debt and equity capital. Areas of specialty include mergers, acquisitions, reverse mergers, consolidations, complex equity structures, foreign currency translations and revenue recognition complexities. Ms. Walsh has an Associates of Science Degree in Business Administration from Monroe Community College and a Bachelor of Science Degree in Accounting from the State University of New York at Brockport.

Bruce Stroever: Chairman of the Board of Directors

Mr. Stroever has served on the Board since 2012, bringing forty years of product development and general management experience in the medical device and orthobiologics fields. Mr. Stroever most recently served as President and Chief Executive Officer at MTF until he retired in 2018 after 30 years of service. Under Mr. Stroever’s leadership, MTF grew to be the largest tissue bank in the world. From 1971 to 1988, Mr. Stroever held several positions with Ethicon, Inc., a Johnson & Johnson, Inc. subsidiary. Mr. Stroever served on the advisory board for the New Jersey Organ and Tissue Sharing Network. He was also elected to the Board of Governors of the American Association of Tissue Banks for a three-year term in 1999 and subsequently in 2012. He was a founding member of the Tissue Policy Group subsidiary of the AATB and served as its Chairman for two terms. Mr. Stroever serves on the Board of Donate Life New York State, a non-profit based in Albany, New York. Mr. Stroever received his B.E. in Mechanical/Chemical Engineering from Stevens Institute of Technology in 1972 and a M.S. in Bioengineering from Columbia University in 1977. Given Mr. Stroever’s educational background, his senior management experience in our industry and the continuity he brings to the Board, we believe that Mr. Stroever is well qualified to serve as a member of the Board.

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Siddhesh (Sid) R. Angle: Director

Dr. Angle’s appointment to the Board became effective upon completion of October 2021 Offering. From 2018 to the present, Dr. Angle is Co-Founder, President and Chief Executive Officer of Regenosine, an early stage start-up for osteoarthritic disease. From 2021 to 2025, Dr. Angle also served on the Executive Team of Vetosine, an animal health affiliate of Regenosine. From 2020 to 2021, Dr. Angle was Associate Director, Innovation Commercialization at NYU Langone. From 2017 to 2020, Dr. Angle was Program Manager, Innovation Commercialization at NYU Langone. From 2013 to 2017, Dr. Angle worked in various R&D capacities at Zimmer Biomet, culminating as R&D manager of global orthobiologics. From 2011 to 2013, Dr. Angle served as Research Scientist at Carnegie Mellon University. Dr. Angle holds a PhD from University of Illinois in Bioengineering. Given Mr. Angle’s extensive background in research and development, we believe that Mr. Angle is well qualified to serve as a member of the Board.

Robert Gagnon: Director

Mr. Gagnon became a Board member on January 8, 2024. He is currently the Chief Financial Officer at Opus Genetics, a role he started in August 2025. Prior to that, he served as CFO for Remix Therapeutics from March 2023 to August 2025, as an Operating Partner at Gurnet Point Capital, a healthcare venture capital and private equity fund, from October 2022 to June 2023, Verastem, Inc. from August 2018 to October 2022, Harvard Bioscience, Inc. from November 2013 to August 2018, and Clean Harbors, Inc. between 2012 and 2013. His professional experience also includes senior roles at Biogen Idec, Deloitte & Touche, and PricewaterhouseCoopers. Mr. Gagnon earned his M.B.A. from MIT Sloan and a B.A. in accounting from Bentley College. He currently sits on the boards of, Harvard Bioscience and Purple Biotech Ltd. With his comprehensive expertise in financial management, accounting, and leadership, we believe Mr. Gagnon is well qualified to serve as a member of the Board.

Phil Meikle: Director

Mr. Meikle is a seasoned healthcare executive with over 32 years of orthopedic and spine industry experience. He founded Biosystems of New England, Inc. in 1992 and has served as CEO and President since. He has broad experience representing diverse and innovative orthopedic industry companies in developing and distributing innovative products. He sold his company to Stryker in 2019 and has served as a Stryker consultant for the past five years. With his extensive background in the orthopedic and spine industry, we believe Mr. Meikle is well qualified to serve as a member of the Board.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Legal Proceedings

In the normal course of our business, we may periodically become subject to various lawsuits. We are not presently a party to any legal proceedings that, if determined adversely to us, would individually or taken together have a material adverse effect on our business, results of operations, financial condition or cash flows. Regardless of the outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

CORPORATE GOVERNANCE

Our Board of Directors consists of four members: Bruce Stroever, Sid Angle, Robert Gagnon and Phil Meikle. The Board met seven times during the fiscal year ended December 31, 2025 (“fiscal year 2025”).

Director Independence

The listing standards of Nasdaq require that a majority of our Board of Directors be independent. No director will qualify as independent unless the Board of Directors affirmatively determines that the director has no relationship with us that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the Nasdaq listing standards and applicable SEC rules and regulations, our Board of Directors has determined that each of Bruce Stroever, Sid Angle, Robert Gagnon and Phil Meikle are independent.

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Board of Directors Leadership Structure and Role in Risk Oversight

The Board of Directors believe it is important to select the Company’s Chairman and Chief Executive Officer in the manner it considers in the best interests of the Company at any given time. The Board of Directors has elected a Chairman of the Board who is different from the Company’s Chief Executive Officer.

The Board of Directors currently is comprised of individuals who are independent from the management of the Company. The Board of Directors and its committees meet regularly throughout the year to assure that the independent directors are well briefed and informed with regard to the Company’s affairs. Independent directors have unfettered access to any employee within the Company and are encouraged to call upon whatever employee he deems fit to secure the information each director feels is important to their understanding of our Company. In this fashion, we seek to maintain well informed, independent directors who are prepared to make informed decisions regarding our business affairs.

Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors as a whole plays an important role in overseeing the identification, assessment and mitigation of such risks. The Board of Directors reviews information regarding the Company’s finances and operations, as well as the risks associated with each. For example, the oversight of financial risk management lies primarily with the Board of Directors’ Audit Committee, which is empowered to appoint and oversee our independent auditors, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management and the Board of Directors. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s compensation plans and arrangements. In fulfilling its risk oversight responsibility, the Board, as a whole and acting through any established committees, regularly consults with management to evaluate and, when appropriate, modify our risk management strategies.

Board Committees

Our Board has appointed an audit committee, nominating and corporate governance committee, and compensation committee. The table below shows the number of meetings held by our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee during fiscal year 2025 and the names of the directors who are currently serving on each committee.

Committee Name	Number of Meetings Held	Committee Members
Audit	1(2)	Bruce Stroever Robert Gagnon (1) Sid Angle
Compensation	1(3)	Bruce Stroever (1) Robert Gagnon Sid Angle
Nominating and Corporate Governance Committee	1	Bruce Stroever Robert Gagnon Sid Angle (1)

(1) Committee Chair

(2) The Audit Committee acted by unanimous written consent 4 times in fiscal year 2025.

(3) The Compensation Committee acted by unanimous written consent 2 times in fiscal year 2025.

Each committee acts pursuant to a written charter adopted by our Board. The current charters for each committee are available on our website, www.bonebiologics.com under the heading, “Investors” and the subheading, “Corporate Governance.” The information contained on our website is not a part of this proxy statement.

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Audit Committee

The Audit Committee is responsible for overseeing: (i) our accounting and reporting practices and compliance with legal and regulatory requirements regarding such accounting and reporting practices; (ii) the quality and integrity of our financial statements; (iii) our internal control and compliance programs; (iv) our independent auditors’ qualifications and independence and (v) the performance of our independent auditors. In so doing, the Audit Committee maintains free and open means of communication between our directors and management.

The Audit Committee is a separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each member of the Audit Committee meets the independence and financial literacy requirements applicable to audit committee members under the Nasdaq listing standards and SEC rules. The Board has further determined that Mr. Gagnon qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation of our executive officers and directors and our performance plans and other compensation plans. The Compensation Committee makes recommendations to our Board in connection with such compensation and performance plans.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for (i) identifying, screening and reviewing individuals qualified to serve as directors (consistent with criteria approved by our Board) and recommending to our Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies or newly created directorships; (ii) developing and recommending to our Board and overseeing the implementation of our corporate governance guidelines (if any); (iii) overseeing evaluations of our Board and (iv) recommending to our Board candidates for appointment to Board committees.

The Nominating and Corporate Governance Committee receives recommendations for potential director candidates from stockholders, management, directors, and other sources. In its assessment of each potential candidate, the Nominating and Corporate Governance Committee considers, among other things, each candidate’s experience, qualifications, attributes, diversity and skills in light of the Company’s business, structure and current needs of the Board. Stockholders may recommend candidates for Nominating and Governance Committee consideration by submitting such recommendation using the method described under “Communications with the Board.” Stockholders may also nominate director candidates in accordance with our Bylaws as described under “2027 Annual Meeting - Stockholder Nominations of Directors.”

Board (and Committee) Meetings and Attendance

For fiscal year 2025, each of our directors attended 75% or more of the aggregate number of meetings of the Board, and the committee(s) of the Board on which he serves. Each director is expected to attend and participate in, either in person or by means of telephonic or video conference, all scheduled meetings of the Board and all meetings of the committees of the Board on which such director serves, and all scheduled meetings of stockholders of the Company. All of our current directors are expected to attend the Annual Meeting via teleconference.

Indemnification Agreements

Our Board has approved and we have entered into an indemnification agreement with each of our directors and executive officers (“Indemnification Agreement”). The Indemnification Agreement provides for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The Indemnification Agreement also provides for the advancement of expenses in connection with a proceeding prior to a final, non-appealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The Indemnification Agreement sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that will apply to any dispute between us and an indemnitee arising under the Indemnification Agreement.

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Code of Conduct and Ethics

The Company adopted a formal code of ethics within the meaning of Item 406 of Regulation S-K promulgated under the Securities Act of 1933, as amended, that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that that establishes, among other things, procedures for handling actual or apparent conflicts of interest. Our Code of Conduct and Ethics is available at our website www.bonebiologics.com/investor-relation.

Insider Trading Policy

We have adopted an insider trading policy designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Insiders, who include our directors, executive officers, and certain employees who we may designate from time to time (the “Designated Individuals”), may buy and sell our stock within an open “window period,” which begins on the first trading day after the release of the Company’s quarterly or annual financial results for that particular quarter and ends on the 14th day prior to the close of the next fiscal quarter. Designated Individuals are prohibited from purchasing or selling our stock if they are in possession of material non-public information, even if it is within the open “window period.” We reserve the right to impose event-specific black-out periods if we deem certain employees or groups to be in possession of non-public information regarding potentially significant matters, regardless of if it is an open “window period” and we may do so with little or no notice. Employees subject to an event-specific black-out period will be notified by our Chief Financial Officer.

Anti-Hedging Policy

We have an insider trading policy that prohibits directors, officers and employees from engaging in transactions that hedge or offset any decrease in the market value of equity securities granted as compensation.

Communications with the Board

Stockholders may communicate directly with the Board by writing to them at Board, c/o Corporate Secretary, Bone Biologics Corporation, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803. Such communications will be forwarded to the director or directors to whom it is addressed, except for communications that are (1) advertisements or promotional communications, (2) solely related to complaints with respect to ordinary course of business issues, or (3) clearly unrelated to the Company’s business, industry, management or Board or committee matters.

EXECUTIVE COMPENSATION

This proxy statement contains information about the compensation earned and paid to our named executive officers during fiscal year 2025 and fiscal year ended December 31, 2024 (“fiscal year 2024”). For fiscal year 2025, in accordance with the executive compensation disclosure rules and regulations of the SEC, we determined that the following officers were our named executive officers:

●	Jeffrey Frelick, Chief Executive Officer and President; and

●	Deina Walsh, Chief Financial Officer.

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Summary Compensation Table

As a smaller reporting company under the Exchange Act, we are providing the following executive compensation information in accordance with the scaled disclosure requirements of Regulation S-K. The table below summarizes the compensation earned for services rendered to us in all capacities, for the fiscal years indicated, by its named executive officers:

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total Compensation ($)

Jeffrey Frelick,	2025	$300,000	$26,269	$100,000	$426,269
Chief Executive Officer and President	2024	$300,000	$30,788	$54,109	$384,897

Deina Walsh,	2025	$200,000	$13,136	$50,000	$263,136
Chief Financial Officer	2024	$200,000	$15,394	$27,054	$242,448

(1)	Represents the grant date fair value of the option award, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, “Compensation – Stock Compensation.” The assumptions used in calculating the grant date fair value of the option awards for 2025 are set forth in Note 8 of the consolidated financial statements included in our Form 10-K for fiscal year 2025.
(2)	The amounts shown in this column reflect performance-based cash awards earned during the applicable fiscal year under our executive compensation program.

Annual Performance-Based Awards

The Company has an annual performance-based cash award program for our executive officers, which is designed to reinforce the Company’s goals and strategic initiatives, and reward our executive officers for meeting objective performance goals for a fiscal year. The annual performance-based awards are determined by the achievement of Company and individual performance metrics established at the beginning of each fiscal year by the Compensation Committee and our Board. For each of the fiscal year 2025 and fiscal year 2024, annual bonuses were based on achievement of Company goals related to clinical development objectives, business development goals, capital raising and certain investor goals. The target award opportunity under the annual performance-based award program for each of the fiscal years ended December 31, 2025 and 2024 as a percentage of base salary was 50% for Mr. Frelick and 25% for Ms. Walsh.

Following the Compensation Committee’s review of the achievement of corporate and individual performance for the fiscal year 2025, the Compensation Committee awarded Mr. Frelick $100,000 in cash and options to purchase 16,668 shares of common stock and Ms. Walsh $50,000 in cash and options to purchase 8,335 shares of common stock, respectively. For fiscal year 2024, the Compensation Committee awarded Mr. Frelick $54,109 in cash and options to purchase 9,019 shares of common stock and Ms. Walsh $27,054 in cash and options to purchase 4,510 shares of common stock, respectively.

Employment Agreements with Consultants and Named Executive Officers

Jeffrey Frelick – Chief Executive Officer and President

On March 12, 2024, the Company entered into an amended and restated letter agreement, effective as of January 1, 2024 (the “Frelick Agreement”), with Jeffrey Frelick, to serve as the Company’s Chief Executive Officer with an annual salary of $300,000. The Frelick Agreement automatically renews for successive one-year periods on January 1st of each calendar year, unless either party provides notice of non-renewal to the other no later than July 9th during any term. Under the terms of the amended and restated agreement, Mr. Frelick is eligible to receive a transaction bonus of 1% to 2% of the transaction value depending on the size of the transaction in the event the Company is acquired. The Frelick agreement contains standard restrictive covenants, including non-competition and non-solicitation, and terms and conditions customarily found in similar agreements.

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Pursuant to the Frelick Agreement, he is eligible to earn an annual target bonus of 50% of his base salary as in-effect for the applicable calendar year, subject to the achievement of personal and corporate objectives or milestones to be established by the Board of Directors, or the Compensation Committee (after considering any input or recommendations from Mr. Frelick) within 60 days of the beginning of each calendar year during Mr. Frelick’s employment. In order to earn the annual bonus under this provision, the applicable objectives must be achieved and Mr. Frelick must be employed by Company at the time the annual bonus is distributed by Company. The annual bonus, if any, shall be paid on or before March 15th of the calendar year following the year in which it is considered earned. The actual annual bonus paid may be more or less than 50% of Mr. Frelick’s base salary. In the event of Mr. Frelick’s termination without cause, Mr. Frelick is entitled to receive any unpaid salary and expenses, a payment equal to 12 months of his base salary, a pro-rated annual bonus at the Board of Directors’ discretion, and a continuation of benefits for 12 months. To allow Mr. Frelick to prevent or mitigate dilution of his equity interests in the Company, in connection with each financing, Mr. Frelick will be provided an opportunity to invest in the Company such that his interest, at his option, remains undiluted or partially diluted.

Deina Walsh – Chief Financial Officer

On December 17, 2021, the Company entered into an employment agreement with Ms. Walsh, effective January 3, 2022, to serve as the Company’s full-time Chief Financial Officer with an annual salary of $200,000. Ms. Walsh’s employment agreement has an indeterminate term and is at will.

Pursuant to Ms. Walsh’s employment agreement she is eligible to earn an annual target bonus of 25% of her base salary as in-effect for the applicable calendar year, subject to the achievement of personal and corporate objectives or milestones to be established by the Board of Directors, or any compensation committee thereof, (after considering any input or recommendations from Ms. Walsh) within 60 days of the beginning of each calendar year during Ms. Walsh’s employment. In order to earn the annual bonus under this provision, the applicable objectives must be achieved and Ms. Walsh must be employed by Company at the time the annual bonus is distributed by Company. The annual bonus, if any, shall be paid on or before March 15th of the calendar year following the year in which it is considered earned. The actual annual bonus paid may be more or less than 25% of Ms. Walsh’s base salary. In the event of Ms. Walsh’s termination without cause, Ms. Walsh is entitled to receive any unpaid salary and expenses, a payment equal to 4 months of her base salary, a pro-rated annual bonus at the Board of Directors’ discretion, and a continuation of benefits for 4 months. To allow Ms. Walsh to prevent or mitigate dilution of her equity interests in the Company, in connection with each financing, Ms. Walsh shall be provided an opportunity to invest in the Company such that her interest, at her option, remains undiluted or partially diluted.

On March 12, 2024, the Company entered into an amendment (the “Amendment”) to the letter agreement between the Company and Ms. Walsh, dated December 17, 2021. The Amendment became effective as of March 11, 2024. Under the terms of the Amendment, Ms. Walsh is eligible to receive a transaction bonus of 0.5% to 1% of the transaction value depending on the size of the transaction in the event the Company is acquired.

Stock Options

On January 8, 2026, Mr. Frelick received a stock option grant whereby he is entitled to purchase 16,668 shares of common stock at an exercise price of $1.55. The stock options vested immediately and expire on January 8, 2036. In the event Mr. Frelick is terminated prior to January 8, 2036, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 8, 2036.

On January 8, 2026, Ms. Walsh received a stock option grant whereby she is entitled to purchase 8,335 shares of common stock at an exercise price of $1.55. The stock options vested immediately and expire on January 8, 2036. In the event Ms. Walsh is terminated prior to January 8, 2036, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 8, 2036.

On January 15, 2025, Mr. Frelick received a stock option grant whereby he is entitled to purchase 9,019 shares of common stock at an exercise price of $5.82. The stock options vested immediately and expire on January 15, 2027. In the event Mr. Frelick is terminated prior to January 15, 2027, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 15, 2027.

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On January 15, 2025, Ms. Walsh received a stock option grant whereby she is entitled to purchase 4,510 shares of common stock at an exercise price of $5.82. The stock options vested immediately and expire on January 15, 2027. In the event Ms. Walsh is terminated prior to January 15, 2027, any unexercised portion of this stock option grant will be forfeited unless such termination is without Cause, as defined in the 2015 Equity Incentive Plan, in which case the vested and unexercised options will not be forfeited until the earlier of three months from such termination or January 15, 2027.

Our Compensation Committee believes the compensation under the employment agreements and other incentives granted to our named executive officers align our named executive officers’ interests with those of our stockholders. Our Compensation Committee and Board of Directors continue to evaluate our executive compensation program with a view toward motivating our named executive officers to meet our strategic operational and financial goals in the best interests of our stockholders.

Outstanding Equity Awards at Fiscal Year End

Name	Number of securities underlying unexercised options (#) exercisable	Option exercise price ($)	Option expiration date
(a)	(b)	(e)	(f)
Jeffrey Frelick, Chief Executive Officer and President	9,019	$5.82	January 15, 2027
	4,167	$21.66	January 17, 2026
	8	$73,800.00	May 26, 2026
Deina Walsh, Chief Financial Officer	4,510	$5.82	January 15, 2027
	2,084	$21.66	January 17, 2026

PAY VERSUS PERFORMANCE

We are providing the following information about the relationship between executive compensation actually paid (“CAP”) and certain financial performance of the Company as required by SEC rules (see “Executive Compensation” above for discussion of our compensation program).

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net (Loss)(5)
2025	$426,269	$430,788	$263,136	$265,394	$0.02	$(3,108,991)
2024	$384,897	$405,709	$242,448	$252,855	$0.08	$(4,112,420)
2023	$376,600	$332,965	$238,300	$216,483	$0.37	$(8,948,731)

(1)	Amounts shown reflect total compensation set forth in the Summary Compensation Table for our PEO, Mr. Frelick.

(2)	The following table describes the adjustments for fiscal year 2025, each of which is prescribed by SEC rule, to calculate the compensation actually paid (“CAP”) amounts from the summary compensation table (“SCT”) amounts. The SCT amounts and the CAP amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years but rather are amounts determined in accordance with Item 402 of Regulation S-K under the Exchange Act. To determine CAP, adjustments below were made to our executive officers’ total compensation. The adjustments made for fiscal year 2024 and our fiscal year ended December 31, 2023 (“fiscal year 2023”) can be found in our proxy statements filed with the SEC on April 23, 2025 and August 8, 2024, respectively.

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	2025
Adjustments	PEO	Other NEO
SCT Amounts	$426,269	$263,136
Adjustments for stock awards and option awards
(Deduct): Aggregate value for stock awards and option awards included in SCT Total for the covered fiscal year	$(26,269)	$(13,136)
Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end
Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end
Add: Vesting date fair value of awards granted and vested during the covered fiscal year	$30,788	$15,394
Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year
(Deduct): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year
Add: Change in incremental fair value of awards modified during the covered fiscal year
Add: Dividends or other earnings paid on awards in the covered fiscal year prior to vesting if not otherwise included in the SCT Total for the covered fiscal year
CAP Amounts	$430,788	$265,394

(3)	Amounts shown reflect average total compensation set forth in the Summary Compensation Table for our NEO, Ms. Walsh.
(4)	Amounts shown reflect the value of a fixed investment of $100 on October 13, 2021, of $7,329.60, our initial listing on Nasdaq, and on January 1, 2022 of $5,068.80, December 30, 2022 of $301.97, December 29, 2023 of $27.12, December 31, 2024 of $5.64 and on December 31, 2025 of $1.45 as quoted by Nasdaq. All amounts have been adjusted for a 1-for-30 reverse stock split effective June 5, 2023, a 1-for-8 reverse stock split effective December 20, 2023 and a 1-for-6 reverse stock split effective June 10, 2025.
(5)	The amounts reported in this column represent net loss reflected in the Company’s audited financial statements for the applicable fiscal year.

Analysis of Information Presented in the Pay Verses Performance Table

We are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table, including CAP, as required by Item 402(v) of Regulation S-K. We are a pre-revenue medical device development stage entity engaged in research and development activities focused the development of a medical device to assist in bone regeneration in spinal fusion. Accordingly, the Compensation Committee does not use total stockholder return or net income (loss) in its compensation programs. However, the Compensation Committee does utilize several other performance measures, including management of research efforts, development and management of intellectual property assets, budget management, and capital raising efforts, to align executive compensation with our performance and business objectives (see “Executive Compensation”).

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In 2025, compensation for the Principal Executive Officer (PEO) increased by $25,079 from 2024, and compensation for the non-PEO Named Executive Officers (NEOs) also increased year over year. These increases reflected the achievement of 2025 performance goals tied to the Company’s strategic and clinical development objectives. The resulting compensation adjustments underscore the Company’s emphasis on performance-based incentives.

In 2024, the compensation paid to the Principal Executive Officer (PEO) increased by $72,744 compared to 2023. Similarly, the compensation for the non-PEO Named Executive Officers (NEOs) also increased year over year. These increases reflect the achievement of predefined performance goals set for 2024, which were designed to align executive compensation with the Company’s strategic objectives and clinical development objectives. The adjustments in compensation are a direct result of meeting or exceeding these established benchmarks, reinforcing the Company’s commitment to performance-based incentives.

In 2023, the compensation paid to the PEO decreased by $73,785 compared to 2022. This reduction was influenced by a bonus awarded when the Company fully resumed operations in 2022 after scaling back during most of 2021 due to limited capital resources. Additionally, in 2023, the PEO received a cash bonus of $25,000 and was granted 25,000 stock options. Similarly, the compensation paid to non-PEO NEOs decreased in 2023 compared to 2022, also attributable to the bonus granted during the Company’s full resumption of operations in 2022 after scaling back in 2021 due to limited capital resources.

The information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

DIRECTOR COMPENSATION

As a smaller reporting company under the Exchange Act, we are providing the following director compensation information in accordance with the scaled disclosure requirements of Regulation S-K.

The following table shows information regarding the compensation earned during the year ended December 31, 2025 by the members of our Board.

Name	Fees Earned or Paid in Cash	Option Awards(1)	Total
Bruce Stroever	$40,000	$64,089	$104,089
Sid Angle	30,000	64,089	94,089
Robert Gagnon	30,000	64,089	94,089
Phil Meikle	25,000	64,089	89,089

(1)	The amounts in this column reflect the aggregate grant date fair value of stock options under FASB ASC Topic 718, which was determined using a Black-Scholes option-pricing model with the assumptions that are disclosed in Note 8 of our consolidated financial statements included in our Form 10-K for fiscal year 2025. The following table provides information regarding equity awards held by each independent non-employee director as of December 31, 2025:

Name	Stock Options Outstanding (#)
Bruce Stroever	17,425
Sid Angle	17,438
Robert Gagnon	16,939
Phil Meikle	15,183

The Board adopted a Non-Employee Director Compensation Policy (the “Director Compensation Policy”) as follows:

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Annual Cash Compensation

Each member of the Board who (i) is an independent director under applicable Nasdaq Listing Rules, except that the amount of compensation as referred to in the Nasdaq Rule 5605 shall not exceed $10,000 per year and/or (ii) does not beneficially own, or is not a director or executive officer of an entity which beneficially owns, 5% or more of the Company’s Common Stock (each such member an, “Independent Director”) will receive compensation set forth below for service on the Board. The annual cash compensation amounts will be payable in equal quarterly installments, in arrears following the end of each quarter in which the service occurred, pro-rated for any partial months of service. All annual cash fees are vested upon payment.

1.	Annual Board Service Retainer:

a.	All Independent Directors other than the Board Chair: $25,000
b.	Independent Director who is the Board Chair: $35,000

2.	Annual Committee Chair Service Retainer (in addition to Annual Board Service Retainer):

a.	Chairman of the Audit Committee: $5,000
b.	Chairman of the Compensation Committee: $5,000
c.	Chairman of the Corporate Governance Committee: $5,000

Equity Compensation

Equity awards will be granted under the Company’s 2015 Equity Incentive Plan or any successor equity incentive plan (the “Plan”). All stock options granted under this Director Compensation Policy will be Nonstatutory Stock Options (as defined in the Plan), with a term of ten years from the date of grant and an exercise price per share equal to 100% of the Fair Market Value (as defined in the Plan) of the underlying Common Stock of the Company on the date of grant.

(a) Automatic Equity Grants.

(i) Initial Grant for New Directors. Without any further action of the Board, each person who, after the effective date of the Director Compensation Policy, is elected or appointed for the first time to be an Independent Director will automatically, upon the date of his or her initial election or appointment to be an Independent Director, be granted a Nonstatutory Stock Option to purchase 2 shares of Common Stock (the “Initial Grant”), regardless of when such person is elected or appointed to the Board. Each Initial Grant will fully vest on the date of the annual meeting of the stockholders of the Company next following the Initial Grant.

(ii) Annual Grant. Without any further action of the Board, at the close of business on the date of each annual meeting of stockholders following the effective date of the Director Compensation Policy, each person who is then an Independent Director will automatically be granted to a Nonstatutory Stock Option to purchase a number of shares of Common Stock having an option value (calculated on the date of grant) of $50,000 (the “Annual Grant”). Each Annual Grant will vest in a series of four successive equal quarterly installments over the one-year period measure from the date of grant.

(iii) Pro-rated Annual Grant. If a person is elected or appointed to the Board at a time other than at the annual stockholder meeting, then on the date of such election or appointment, the person will be automatically, and without further action by the Board, granted an Annual Grant covering a pro-rated number of shares of Common Stock pursuant to the Director Compensation Policy.

Policies and Practices Related to the Grant of Certain Equity Awards

We have adopted a policy governing the grant of equity awards in order to create a framework for the consistent process for the granting of equity awards and to ensure the integrity and efficiency of our equity award process. Equity awards, including stock options, are granted in accordance with a predetermined schedule. Initial grants of equity awards, including stock options, to newly appointed Independent Directors are granted as of the date of the Independent Director’s appointment to the Board. Annual grants of equity awards, including stock options, to Independent Directors are made at the close of business on the date of each annual meeting of stockholders. Equity awards, including stock options, to executive officers are granted on the third Wednesday in the month of January, or as soon as reasonably practicable thereafter.

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Our Compensation Committee does not purposely accelerate or delay the public release of material information in order to allow the award recipient to benefit from a more favorable stock price. Management advises the Compensation Committee and the Board of Directors whenever it is aware that material non-public information is planned to be released to the public in close proximity to the grant date of any equity award, including stock options.

During the fiscal year 2025, we did not grant any equity awards, including stock options, to our named executive officers in the period beginning four business days before and ending one business day after the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material non-public information.

REPORT OF THE AUDIT COMMITTEE

In connection with our financial statements for the fiscal year ended December 31, 2025, the Audit Committee has: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent registered public accounting firm (the “Auditors”) the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the Auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Auditors their independence.

Based on the review and discussions referred to in items (1) through (3) of the above paragraph, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

Robert Gagnon, Chair

Bruce Stroever

Sid Angle

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2024, none of the following persons has any direct or indirect material interest in any transaction to which we are a party since our incorporation or in any proposed transaction to which we are proposed to be a party:

●	Any of our directors or officers;

●	Any proposed nominee for election as our director;

●	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our Common Stock; or

●	Any relative or spouse of any of the foregoing persons, or any relative of such spouse, who has the same house as such person or who is a director or officer of any parent or subsidiary of our Company.

Review, Approval or Ratification of Transactions with Related Persons

Due to the small size of our Company, we do not at this time have a formal written policy regarding the review of related party transactions, and rely on our full Board to review, approve or ratify such transactions and identify and prevent conflicts of interest. Our Board reviews any such transaction in light of the particular affiliation and interest of any involved director, officer or other employee or stockholder and, if applicable, any such person’s affiliates or immediate family members. Management aims to present transactions to our Board for approval before they are entered into or, if that is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate action or remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with our best interests and the best interest of our stockholders.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us during the fiscal year 2025, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except with respect to Jeffrey Frelick and Deina Walsh who each filed one late Form 4 disclosing one transaction.

2027 ANNUAL MEETING

Stockholder Proposals for Inclusion in the Company’s Proxy Materials for the 2027 Annual Meeting of Stockholders.

We will include in our proxy materials for our 2027 annual meeting of stockholders any stockholder proposals that comply with Rule 14a-8 under the Exchange Act. Among other things, Rule 14a-8 requires that we receive such proposals not less than 120 days prior to the one-year anniversary of this proxy statement, or March 4, 2027. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Exchange Act, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2027 annual meeting. Stockholder proposals submitted for inclusion in our proxy materials should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803.

Stockholder Proposals for Consideration at the 2027 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials.

Pursuant to our Bylaws, items of business that are proposed outside of the process pursuant to Rule 14a-8 under the Exchange Act as described above, may properly be brought before the 2027 annual meeting of stockholders only if we receive notice of such business no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2027 annual meeting of stockholders, we must receive notice of business that is not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act between April 13, 2027, and May 13, 2027. The notice must be in accordance with and contain all information provided for in our Bylaws and such business must be a proper matter for stockholder action under the General Corporation Law of Delaware. We will not permit business that does not comply with the foregoing notice requirement to be brought before the 2027 annual meeting of stockholders. Stockholder business that is not submitted for inclusion in our proxy statement pursuant to Rule 14a-8 should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803. You may obtain a copy of Bylaws by writing to the Corporate Secretary at the address above.

Stockholder Nominations of Directors.

Pursuant to our Bylaws, no nominations for directors shall be acted upon at the annual meeting except for those made by the Board and those made by stockholders of record upon timely notice in writing to our Corporate Secretary. To be considered timely, notice must be received by us no earlier than 120 days and no later than 90 days prior to the one-year anniversary of the previous year’s annual meeting. Thus, for the 2027 annual meeting of stockholders, we must receive the notice between April 13, 2027, and May 13, 2027. The notice must contain all information, including the completed questionnaire, referenced in our amended and restated by-laws. Stockholder notice of nominations for directors should be mailed to the following address: Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Suite 100, Burlington, MA 01803. You may obtain a copy of our Bylaws by writing to the Corporate Secretary at the address above.

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In addition to satisfying the advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to our Corporate Secretary that sets forth the information required by Rule 14a-19 under the Exchange Act between April 13, 2027, and May 13, 2027. However, if the date of the 2027 annual meeting of stockholders is more than 30 days before or 60 days after the first anniversary of the Annual Meeting, then notice required by Rule 14a-19 must be provided by the later of 60 days before the date of the annual meeting or the 10th day after we first make a public announcement of the date of the annual meeting.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice and Access Card or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single Notice and Access Card will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and Access Card, please notify your broker or the Company. Direct your written request to Bone Biologics Corporation, Attention: Corporate Secretary, 2 Burlington Woods Drive, Ste 100, Burlington, MA 01803 and oral requests may be made by calling the Company at (781) 552-4452 and we will promptly deliver a separate copy. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign and date the enclosed proxy card.

FORWARD-LOOKING STATEMENTS

This proxy statement and materials delivered with this proxy statement, including our 2025 Annual Report, contains “forward-looking” statements. All statements other than statements of historical facts included in this proxy statement and materials delivered with this proxy statement, including, without limitation, statements regarding our financial position, business strategy, and plans and objectives of management for future operations and capital expenditures, are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations are disclosed in the “Cautionary Note on Forward-Looking Statements” section of our annual report on Form 10-K for the year ended December 31, 2025. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by such cautionary statements.

By Order of the Board of Directors,

/s/ Bruce Stroever
Bruce Stroever
Chairman of the Board of Directors

July 2, 2026

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BONE BIOLOGICS CORPORATION

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Vote by Internet, Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET/MOBILE –
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Use the Internet to vote your proxy until 11:59 p.m. (ET) on August 10, 2026. Scan code below for mobile voting.

PHONE – 1-866-883-3382
Use a touch-tone telephone to vote your proxy until 11:59 p.m. (ET) on August 10, 2026.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

QR CODE
FPO

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends that you vote FOR each Nominee in Proposal 1, and FOR Proposals 2 and 3.

1. Election of directors:

Nominee	FOR	AGAINST	ABSTAIN
01 Bruce Stroever	☐	☐	☐
02 Siddhesh Angle	☐	☐	☐
03 Robert Gagnon	☐	☐	☐
04 Phil Meikle	☐	☐	☐

2. To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the proxy statement. ☐ For ☐ Against ☐ Abstain

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or at any adjournment of the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

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Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on this Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

BONE BIOLOGICS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

August 11, 2026
11:00 a.m. ET

2 Burlington Woods Drive, Suite 100
Burlington, MA 01803

Proxy Statement and Annual Report on Form 10-K are available at
https://www.bonebiologics.com/investor-relation/

proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on August 11, 2026.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each Nominee in Proposal 1, and FOR Proposals 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Jeffrey Frelick with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters or business which may come before the Annual Meeting and all adjournments or postponements thereof.

Continued and to be signed on reverse side